UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CORNERSTONE REALTY FUND, LLC
(Name of Registrant as Specified in Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

Cornerstone Realty Fund, LLC
1920 Main Street, Suite 400
Irvine, California  92614
____________________

NOTICE OF CONSENT REQUESTED FROM MEMBERS
WITHOUT A SPECIAL MEETING
AND INTERNET AVAILABILITY OF PROXY MATERIALS
____________________
To our Members:

NOTICE IS HEREBY GIVEN that the managing member of Cornerstone Realty Fund, LLC, a California limited liability company (the “Fund”), is soliciting the written consent and approval from the holders (“members”) of the Fund’s limited liability company interests (“units”) to approve an amendment to the Fund’s operating agreement, without the necessity of holding a special meeting of the members, to: change the dissolution date in Section 11.1 (a) of the operating agreement to December 31, 2012 from December 31, 2010. The purpose of the proposal is to provide more time for an orderly dissolution and disposition of the Fund’s assets.  The managing member recommends a vote FOR the proposal.

Your attention is directed to the Consent Statement accompanying this Notice which more fully describes the foregoing proposal.  The managing member has fixed the close of business on March 31, 2009 as the record date for determining the members entitled to vote on the proposal for which consent and approval is being solicited.

The managing member has fixed the close of business on May 30, 2009 as the date by which consents from members are to be received by the Fund in order to be voted.  Units can be voted only if the member completes, signs and returns the Consent accompanying this Notice.

Your consent is important.  Please mark, date, sign and return the enclosed Consent and return it in the enclosed envelope as promptly as possible.  You may revoke your consent in the manner described in the accompanying Consent Statement at any time before the action authorized by the signed Consent Form becomes effective.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE CONSENT REQUESTED FROM MEMBERS WITHOUT A SPECIAL MEETING:

This Proxy Statement and the form of Proxy Card are also available at: http://www.crefunds.com

Irvine, California March 31, 2009	Sincerely, Terry G. Roussel President of Cornerstone Ventures, Inc., Manager of Cornerstone Industrial Properties, LLC Managing Member of Cornerstone Realty Fund, LLC

PRELIMINARY COPY

Cornerstone Realty Fund, LLC
____________________

CONSENT STATEMENT
April 16, 2009
____________________

Solicitation of Consents

This Consent Statement is being furnished to holders (“members”) of limited liability company interests (“units”) in Cornerstone Realty Fund, LLC (the “Fund”), a California limited liability company, in connection with the solicitation of written consents by the managing member to approve an amendment to the Fund’s operating agreement, as amended and restated (the “Operating Agreement”).  No meeting will be held in connection with this solicitation of consents from the members.  This Consent Statement and accompanying Consent and notice were first mailed to our members on or about April 16, 2009.  To be counted, a properly signed Consent must be received by the Fund on or before May 30, 2009.

Please mark, date, sign and return the enclosed Consent and return it in the enclosed envelope as promptly as possible.  No postage is required if your returned Consent is mailed within the United States.  The Fund will bear the cost of soliciting consents, including the preparation, assembly and mailing of the consents and soliciting material, as well as the cost of forwarding the materials to the members.  Directors, officers and regular employees of Cornerstone Ventures, Inc., may, without compensation other than their regular compensation, solicit consents by telephone, facsimile, email, personal conversation or other means of communication.  Cornerstone Ventures, Inc. is the manager of Cornerstone Industrial Properties, LLC, which is the managing member of the Fund.  We may reimburse brokerage firms and others for expenses in forwarding consent material to the members.

Record Date

Our managing member has fixed the close of business on March 31, 2009 as the record date for determining the members entitled to notice of, and to express consent to or dissent from, the proposal to amend the Operating Agreement.  On March 31, 2009, 99,245 of our units, representing 100% of the percentage interests in the Fund, were outstanding and held by 1,200 record holders.  Each 1,000 units represent approximately one percent (1.008%) of the outstanding percentage interests. Our managing member did not own any of our units as of March 31, 2009.  Terry G. Roussel, who controls our managing member, owned five units as of March 31, 2009, which represents less than 1% of the units outstanding.

Required Vote and Consent Process

The affirmative consent of a majority of the outstanding percentage interests is required to approve the amendment to the Operating Agreement.  Once the Fund has received consents from holders of a majority of the percentage interests represented by outstanding units voting “FOR” the proposal, the Fund may declare the consent process concluded and be bound by the results of such process.  In any event, unless the Fund elects to extend the deadline, the consent process and the opportunity to vote by returning a Consent form, will end on May 30, 2009. Failure to return a Consent form will have the effect of a vote “AGAINST” the proposal.

Revocation of Consents

A member may revoke his, her or its consent at any time prior to May 30, 2009  or other conclusion of the consent process (whichever is earlier), by mailing a properly executed Consent form bearing a later date or by mailing a signed, written notice of revocation to the attention of the Fund.  Revocation of Consent will be effective upon receipt by the Fund of either (i) an instrument revoking the consent or (ii) a duly executed Consent form bearing a later date.

No Appraisal Rights

Under California law and our Operating Agreement, members will not be entitled to rights of appraisal with respect to the proposed amendment of our Operating Agreement. Accordingly, to the extent that you dissent to the proposed amendment of our Operating Agreement, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your units under the provisions of California law governing appraisal rights.

PROPOSAL TO AMEND THE OPERATING AGREEMENT

Our Operating Agreement requires that the Fund dissolve and it affairs be wound up on or before the first to occur of the following events: (a) December 31, 2010; (b) the entry of a decree of judicial dissolution, as provided under the Limited Liability Fund Law; or (c) by consent of a majority of the Unitholders by Percentage Interest. Our managing member proposes to amend the Operating Agreement to change the December 31, 2010 date to December 31, 2012. The proposed amendment to the Operating Agreement is attached to this Consent Statement as Exhibit A.

You are being asked to vote upon the following resolution by completing the enclosed Consent form and returning it the Fund:

RESOLVED, that Amendment No. 2 to the Operating Agreement in the form attached as Exhibit A to the Consent Statement be adopted and approved in all respects.

    The Operating Agreement, and the subscription agreements signed by members when they purchased units, provide the Managing Member with a power of attorney to execute amendments to the Operating Agreement on behalf of the members.  Accordingly, if the holders of a majority of the percentage interests in the Fund consent and approve the proposed amendment to the Operating Agreement in accordance with the procedures described in this Consent Statement, the managing member will be authorized to execute, on behalf of itself and all the members, an amendment to the Operating Agreement in the form attached to this Consent Statement as Exhibit A and the amendment will be effective as of the date of execution.,

Purpose of the Amendment

The purpose of the proposed amendment is to provide the managing member additional flexibility to determine the most favorable timing for liquidation of the Fund’s assets based on market conditions. Presently, the Fund Operating Agreement requires that the Fund dissolve and its affairs be wound up by December 31, 2010.

The current, unprecedented economic conditions have caused turmoil in capital markets.  Equity and debt capital available for investment in commercial real estate has been constrained, resulting in fewer buyers seeking to acquire commercial properties and consequent reductions in property values.  Furthermore, the current state of the economy and the implications of future potential weakening may negatively impact commercial real estate fundamentals and result in lower occupancy, lower rental rates and declining values in our current portfolio.

These conditions, which began in 2008, are expected to continue during 2009 and beyond. Our managing member believes that selling the Fund’s portfolio of real estate properties in these market conditions would not be in the best interest of the members of the Fund. Extending the dissolution date of the Fund to December 31, 2012 may allow market conditions to stabilize prior to the sale of the Fund’s portfolio assets in preparation for dissolution.

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OTHER INFORMATION

Members who have questions about the giving of written consent with respect to action proposed in this Consent Statement or who require assistance or further information may contact the Fund at (877) 805-3333.

AT THE DIRECTION OF THE MANAGING MEMBER

Terry G. Roussel President of Cornerstone Ventures, Inc., Manager of Cornerstone Industrial Properties, LLC Managing Member of Cornerstone Realty Fund, LLC

April 16, 2009
Irvine, California

3

EXHIBIT A

FORM OF
AMENDMENT NO. 2 TO

AMENDED AND RESTATED
OPERATING AGREEMENT
OF
CORNERSTONE REALTY FUND, LLC

This Amendment No. 2 (this “Amendment”) to the Operating Agreement of Cornerstone Realty Fund, LLC (the “Fund”), made effective as of July 19, 2001 and amended and restated effective as of June 30, 2003 and February 28, 2007 (the “Operating Agreement”), is made is effective as of May __, 2009 among Cornerstone Industrial Properties, LCC, a California limited liability company, and the Members of the Fund.

RECITALS

A.           Subsection 11.1 (a) of the Operating Agreement provides that the Fund shall dissolve and it affairs be wound up on or before the first to occur of the following events: (a) December 31, 2010; (b) the entry of a decree of judicial dissolution, as provided under the Limited Liability Fund Law; or (c) by consent of a majority of the Unitholders by Percentage Interest.

B.           The Members of the Fund holding a majority of the Percentage Interests have consented to and approved this Amendment in accordance with the Operating Agreement.

C.           Certain capitalized terms used in this Amendment shall have the meanings given them in the Operating Agreement.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.	Amendment of Article 11. Section 11.1 of Article 11 of the Operating Agreement is hereby amended in its entirety as follows:

“11.1        Dissolution.  The Fund will dissolve and it affairs be wound up on or before the first to occur of the following events: (a) December 31, 2012; (b) the entry of a decree of judicial dissolution, as provided under the Limited Liability Fund Law; or (c) by consent of a majority of the Unitholders by Percentage Interest. None of the events set forth in Section 1735(d) of the Limited Liability Company Law will cause or result in dissolution of the Fund, and the occurrence of any such events will have no effect on the Fund or its continuing existence. All the Members are hereby deemed to consent to continue the Fund without interruption upon the occurrence of any such events to the extent that this Agreement is determined not to control whether dissolution has occurred upon the occurrence of any such events.

2.
No Other Amendments.  Except as set forth in this Amendment, no other additions, modifications or deletions to or from the Operating Agreement are intended to be made hereby and the Operating Agreement shall remain in full force and effect in all other respects in accordance with its terms.

A-1

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made effective as of the date first written above.

“MANAGING MEMBER”

CORNERSTONE INDUSTRIAL PROPERTIES, LLC,
a California limited liability company

By: CORNERSTONE VENTURES, INC.,
a California corporation,
It’s Manager

By:
Terry G. Roussel, President

“UNITHOLDERS”

By:
CORNERSTONE INDUSTRIAL PROPERTIES, LLC, a California limited liability company, the Managing Member, as attorney-in-fact for the Unitholders set forth in the books and records of the Fund, pursuant to Section 12.6 and each such Unitholder’s Subscription Agreement.

	By:	CORNERSTONE VENTURES, INC.,
a California corporation,
It’s Manager

By:
Terry G. Roussel, President

A-2

PRELIMINARY COPY

Cornerstone Realty Fund, LLC
1920 Main Street, Suite 400
Irvine, California  92614

CONSENT BY MEMBERS
TO ACTION
WITHOUT A SPECIAL MEETING

THIS CONSENT IS SOLICITED BY CORNERSTONE INDUSTRIAL PROPERTIES, LLC, THE MANAGING MEMBER, ON BEHALF OF CORNERSTONE REALTY FUND, LLC.

The undersigned member of Cornerstone Realty Fund, LLC, a California limited liability company (the “Fund”), hereby consents to the following action without a meeting pursuant to Section 17104(i) of the Beverly-Killea Limited Liability Company Act and Section 3.12 of the Fund’s Operating Agreement with respect to all of the units of the Fund held by the undersigned:

RESOLVED, that Amendment No. 2 to the Operating Agreement in the form attached as Exhibit A to the Consent Statement be adopted and approved in all respects.

Please mark your vote as indicated: ☒

FOR ☐	AGAINST ☐	ABSTAIN ☐

IF THIS CONSENT IS SIGNED AND RETURNED BUT NO DIRECTION IS INDICATED, THIS CONSENT WILL BE VOTED “FOR” THE AMENDMENT TO THE OPERATING AGREEMENT.  AN ABSTENTION OR THE FAILURE TO TIMELY RETURN THIS CONSENT WILL HAVE THE EFFECT OF A VOTE “AGAINST” THE PROPOSED AMENDMENT.

IMPORTANT — PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, BUT NO LATER THAN MAY 30, 2009.

Dated: __________________, 2009

Please print name of unitholder

Signature (and title, if applicable)

Signature, if held jointly

When units are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in partnership name by an authorized person.